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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 22, 1997

                         Commission File Number: 0-18976

                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                    94-3121462
   (State or other jurisdiction          (I.R.S. Employer Identification No.)
 of incorporation or organization)

              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)

                  Registrant's Telephone Number: (408) 988-2500


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ITEM 5. OTHER EVENTS

      On July 22, 1997, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced First Quarter Financial Results. Further details regarding this announcement are contained in the Company's news release dated July 22, 1997, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A) EXHIBITS

Exhibit 21 Celtrix Pharmaceuticals, Inc. News Release dated July 22, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)

Date:  July 22, 1997             By: /s/ ANDREAS SOMMER
                                 -----------------------------------------------
                                 Andreas Sommer

                                 President and Chief Executive Officer

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                          CELTRIX PHARMACEUTICALS, INC.

                                INDEX TO EXHIBITS

     Exhibit Number
     --------------
     Exhibit 21     Celtrix Pharmaceuticals, Inc. Press Release
                    dated July 22, 1997.

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                          CELTRIX PHARMACEUTICALS, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                  June 30,           March 31,
                                                                    1997               1997
                                                                -----------         -----------
                                                                (unaudited)
ASSETS

    Current assets:
      Cash, cash equivalents and short-term investments         $    16,724         $     5,788
      Receivables and other current assets                              184                 197
                                                                -----------         -----------
         Total current assets                                        16,908               5,985

    Property and equipment, net                                       8,023               8,423
    Intangible and other assets, net                                  2,603               2,548
                                                                -----------         -----------
                                                                $    27,534         $    16,956
                                                                ===========         ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
      Accounts payable and accrued liabilities                  $     1,330         $     1,380
      Short-term debt and lease obligations                             209                 328
                                                                -----------         -----------
         Total current liabilities                                    1,539               1,708

    Deferred rent                                                     1,001               1,038

    Stockholders' equity                                             24,994              14,210
                                                                -----------         -----------
                                                                $    27,534         $    16,956
                                                                ===========         ===========


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                          CELTRIX PHARMACEUTICALS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (unaudited)


                                                            Three Months Ended
                                                                 June 30,
                                                    ----------------------------------
                                                        1997                  1996
                                                    ------------          ------------
Revenues:
    Other revenues                                  $         24          $         42
                                                    ------------          ------------
                                                              24                    42
Costs and expenses:
    Research and development                               3,005                 2,703
    General and administrative                               548                   445
                                                    ------------          ------------
                                                           3,553                 3,148
                                                    ------------          ------------
Operating loss                                            (3,529)               (3,106)
Interest income, net                                         224                   163
Gain on sale of investment in
            Prograft Medical, Inc.                           737                  --
                                                    ------------          ------------
Net loss                                            $     (2,568)         $     (2,943)
                                                    ============          ============
Net loss per share                                  $      (0.12)         $      (0.19)
                                                    ============          ============
Shares used in computing net loss per share               20,985                15,220
                                                    ============          ============